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CONSENT OF KPMG LLP

                                                                    EXHIBIT 23.1
                              ACCOUNTANT'S CONSENT

The Board of Directors
OTG Software, Inc.

We consent to the use of our reports included herein and the reference to our firm under the heading "Experts" in the prospectus.



                                                                KPMG LLP




McLean, Virginia
March 3, 2000